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                                                                   EXHIBIT 23.1

                         Consent of Independent Auditors

            We hereby consent to the use of our report dated January 23, 2002, with respect to the consolidated financial statements included in the filing of the Registration Statement (Form SB-2) of Atlas Mining Company for the fiscal years ended December 31, 2001 and 2000.

/s/  Chisholm & Associates


Chisholm & Associates
North Salt Lake, UT
January 29, 2003